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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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                              POLAROID CORPORATION
             (Exact name of registrant as specified in its charter)


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             Delaware                                      04-1734655
 (State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                        Identification No.)

784 Memorial Drive, Cambridge, Massachusetts                 02139
  (Address of principal executive offices)                 (Zip Code)


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If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange
Act and is effective upon filing pursuant to General
Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file numbers to which this form relates:
                            333-0791 and 333-67647

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class           Name of each exchange on which each
       to be so registered:              class is to be registered:

      11 1/2% Notes due 2006               New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:      None

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Item 1.  Description of Registrant's Securities to be Registered.

         The description of the securities that are being registered hereby is included under the caption "Description of Notes" in the registrant's Prospectus Supplement dated February 11, 1999 (the "Prospectus Supplement") supplementing the Prospectus dated December 3, 1998. The Prospectus dated December 3, 1998 forms a part of the registrant's Registration Statement on Form S-3 (File No. 333-67647) that was declared effective by the Securities and Exchange Commission (the "Commission") on December 3, 1998 and, pursuant to Rule 429 under the Securities Act of 1933, as amended (the "Act"), is a combined prospectus that also relates to debt securities which were registered with the Commission by the registrant's Registration Statement on Form S-3 (File No. 333-0791). The Prospectus Supplement, filed with the Commission pursuant to Rule 424(b)(2) under the Act on February 12, 1999, is hereby incorporated herein by reference.

Item 2.  Exhibits

Exhibit No.   Description
-----------   -----------
   4.1        Form of Indenture between Polaroid and State Street Bank and
              Trust Company, as Trustee. (The Form of Indenture, included as
              Exhibit 4.1 to the registrant's Registration Statement on Form
              S-3 (File No. 333-0791) and executed on January 9, 1997 by and between the registrant and State Street Bank and Trust Company, as Trustee, is hereby incorporated herein by reference.)

   4.2 First Supplemental Indenture, dated as of February 17, 1999 by and between Polaroid and State Street Bank and Trust Company, as Trustee. (The First Supplemental Indenture, included as Exhibit
              4.2 to the registrant's Current Report on Form 8-K filed on February 17, 1999, is hereby incorporated herein by reference.)

   4.3 Form of Global Note. (The Form of Global Note, included as Exhibit A in Exhibit 4.2 hereto, is hereby incorporated herein by reference.)

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       POLAROID CORPORATION

Dated:  February 24, 1999              By: /s/ JUDITH G. BOYNTON
                                          -----------------------
                                          Name:  Judith G. Boynton
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.   Description
----------    -----------
   4.1        Form of Indenture between Polaroid and State Street Bank and
              Trust Company, as Trustee. (The Form of Indenture, included as
              Exhibit 4.1 to the registrant's Registration Statement on Form
              S-3 (File No. 333-0791) and executed on January 9, 1997 by and between the registrant and State Street Bank and Trust Company, as Trustee, is hereby incorporated herein by reference.)

   4.2 First Supplemental Indenture, dated as of February 17, 1999 by and between Polaroid and State Street Bank and Trust Company, as Trustee. (The First Supplemental Indenture, included as Exhibit
              4.2 to the registrant's Current Report on Form 8-K filed on February 17, 1999, is hereby incorporated herein by reference.)

    4.3 Form of Global Note. (The Form of Global Note, included as Exhibit A in Exhibit 4.2 hereto, is hereby incorporated herein by reference.)

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